SUPPLEMENT TO THE PROSPECTUS

United Retirement Shares, Inc. - Class A and Class Y Shares

The following information replaces the disclosure regarding the Fund's portfolio manager in the section entitled "About the Management and Expenses of the Fund:"


     Charles W. Hooper is primarily responsible for the management of the portfolio of the Fund. Mr. Hooper has held his responsibilities since April 1999. He is Vice President of WRIMCO. From August 1987 to December 1991, Mr. Hooper served as the portfolio manager for another investment company managed by WRIMCO. From October 1984 to December 1991, Mr. Hooper was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. From December 1991 to July 1996, Mr. Hooper was a portfolio manager for Founders Asset Management Company, and from July 1996 to April 1999, Mr. Hooper was the Chief Investment Officer for Owen Joseph.

To be attached to the cover page of the Class A and Class Y Prospectus of United Retirement Shares, Inc. dated September 30, 1998.

This Supplement is dated April 22, 1999.

NUS1007-2